Inventories and Contracts in Progress	12 Months Ended
Dec. 31, 2015
Inventory Disclosure [Abstract]
Inventories and Contracts in Progress
INVENTORIES & CONTRACTS IN PROGRESS

(dollars in millions)	2015	2014
Raw materials	$2,037	$1,948
Work-in-process	2,422	2,093
Finished goods	3,183	2,975
Contracts in progress	8,668	8,189
	16,310	15,205
Less:
Progress payments, secured by lien, on U.S. Government contracts	(239)	(117)
Billings on contracts in progress	(7,936)	(7,446)
	$8,135	$7,642

Raw materials, work-in-process and finished goods are net of valuation reserves of $760 million and $721 million as of December 31, 2015 and 2014, respectively. Contracts in progress principally relate to elevator and escalator contracts and include costs of manufactured components, accumulated installation costs and estimated earnings on incomplete contracts.
Inventory also includes capitalized contract development costs related to certain aerospace programs at UTC Aerospace Systems. As of December 31, 2015 and 2014, these capitalized costs were $152 million and $141 million, respectively, which will be liquidated as production units are delivered to the customer.
Our sales contracts in many cases are long-term contracts expected to be performed over periods exceeding twelve months. At December 31, 2015 and 2014, approximately 67% and 65% respectively, of total inventories and contracts in progress have been acquired or manufactured under such long-term contracts, a portion of which is not scheduled for delivery within the next twelve months.